Long-Term Debt - Credit Facilities And Senior Notes (Details) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
Long-Term Debt.
Total debt	$ 344,975	$ 420,642
Less deferred financing fees	(2,462)	(1,058)
Total debt, net of deferred finance costs	342,513	419,584
Less current portion, net of deferred financing fees	(43,612)	$ (419,584)
Long-term debt and other financial liabilities, net of current portion and deferred financing fees	$ 298,901